Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	19,537.73
Total Transaction Valuation	141,475,208.07
Total Offset Amount	19,491.97
Net Fee	$ 45.76